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                                                                   Exhibit 10.14

                          [FORM OF FRONT OF PROXY CARD]
                                                                           PROXY
                                THE BANK OF HEMET
                              3715 SUNNYSIDE DRIVE
                           RIVERSIDE, CALIFORNIA 92506

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
MEETING OF THE SHAREHOLDERS OF THE BANK OF HEMET TO BE HELD ON ______ __, 1999.

     The undersigned hereby appoints James B. Jaqua and John J. McDonough, each with full power of substitution, as proxy of the undersigned, to attend the Annual Meeting of the shareholders of The Bank of Hemet to be held at The Anchor
Restaurant, 2524 East Florida Avenue, Hemet, California, at __:__ _.m. on
_______ __, 1999, and at any and all adjournments or postponements thereof, and to vote all common stock of The Bank of Hemet, as designated on the reverse side of this proxy, with all powers the undersigned would possess if personally present at the meeting. The undersigned hereby revokes any and all proxies heretofore given by the undersigned to vote at the annual meeting.

     The holders of this proxy will vote it or withold it from voting in accordance with the instructions specified. WHERE NO CHOICE IS SPECIFIED, THIS
PROXY WILL CONFER DISCRETIONARY AUTHORITY AND WILL BE VOTED FOR THE APPROVAL OF
THE PROPOSALS SET FORTH ON THE REVERSE SIDE HEREOF. This proxy confers authority for the above named persons to vote in his discretion with respect to amendments or variations to the matters identified in the notice of meeting accompanying this proxy and other matters which may properly come before the meeting.

DETAILS OF THE FIRST RESTATED AGREEMENT AND PLAN OF REORGANIZATION AND OTHER
IMPORTANT INFORMATION CONCERNING THE PROPOSALS AT THE ANNUAL MEETING APPEAR IN
THE JOINT PROXY STATEMENT/PROSPECTUS. PLEASE READ THAT MATERIAL CAREFULLY.

             -----------------------------------------------------
                  (Continued and to be Signed on Reverse Side)


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                          [FORM OF BACK OF PROXY CARD]


         PLEASE MARK YOUR
/X/      VOTES AS IN THIS
         EXAMPLE

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL NO. 1, FOR
PROPOSAL NO. 2, AND FOR THE ELECTION OF THE NOMINATED DIRECTORS IN PROPOSAL
NO. 3.


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
PROPOSAL NO.1. To approve the First Restated Agreement and Plan of                          FOR           AGAINST         ABSTAIN
Reorganization between The Bank of Hemet and Pacific Community Banking Group,               / /             / /              / /
which provides for the merger of a subsidiary of Pacific Community Banking Group with and into The Bank of Hemet, with The Bank of Hemet to be the surviving entity, and for each outstanding share of The Bank of Hemet's common stock, exclusive of shares held by The Bank of Hemet's shareholders who exercise dissenters' rights, to be converted into the right to receive 3.4 shares of the common stock of Pacific Community Banking Group and one ten-year warrant.

PROPOSAL NO.2. To amend the Bylaws of The Bank of Hemet to increase the range of            FOR           AGAINST         ABSTAIN
the number of corporate directors from a range of five to nine to a range of                / /             / /              / /
seven to thirteen to accommodate the terms of the First Restated Agreement and
Plan of Reorganization.


PROPOSAL NO. 3 Election of seven directors (or if any nominee is not available              FOR           AGAINST         ABSTAIN
for election, such substitute as the board of directors or the proxy holders may            / /             / /              / /
designate). Nominees: JOHN B. BRUDIN, JACK E. GOSCH, E. KENNETH HYATT, JAMES B.                   FOR, EXCEPT VOTE WITHHELD
JAQUA, JOHN J. MCDONOUGH, JOSEPH D. PEHL and CLAYTON A. RECORD, JR.                               FROM THE FOLLOWING NOMINEES:
                                                                                                  ----------------------------
                                                                                                  ----------------------------


                                                     Please sign, date and return the proxy card promptly in the enclosed envelope.

_________________________  _________________________________DATE____________________________, 1999
   Please Sign Here        Signature (if held jointly)


NOTE: Please sign exactly as name appears. When signing as executor, administrator, attorney, trustee or guardian please give your full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a joint tenancy, please have both tenants sign.



/ /  I DO        / /  I DO NOT          EXPECT TO ATTEND THE ANNUAL MEETING.